Subsidiary (Details) $ in Thousands	Jan. 13, 2017 USD ($)
Summary of acquisition date fair value of each major class of consideration:
Cash	$ 2,000
Equity instruments issued (564,625 Ordinary Shares) (1)	1,800	[1]
Assignment of loan to the Company	(101)
Total consideration transferred	$ 3,699

[1]	The fair value of the Ordinary Shares issued was based on the listed share price of the Group on January 11, 2017 of approximately USD 3.19 per share